Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
Medical Properties Trust, LLC	Delaware	Alabama, Massachusetts
Mountain View-MPT Hospital, LLC	Delaware	Idaho
MPT of 69th Street, LLC	Delaware	Alabama
MPT of Allen FCER, LLC	Delaware	Texas
MPT of Altoona, LLC	Delaware	Wisconsin
MPT of Alvarado, LLC	Delaware	California
MPT of Alvarado, L.P.	Delaware	California
MPT of Alvin FCER, LLC	Delaware	Texas
MPT Aztec Opco, LLC	Delaware	—
MPT Bath S.a.r.l.	Luxembourg	—
MPT of Bayonne, LLC	Delaware	New Jersey
MPT of Bennettsville, LLC	Delaware	South Carolina
MPT of Billings, LLC	Delaware	Montana
MPT of Billings Hospital, LLC	Delaware	Montana
MPT of Bloomington, LLC	Delaware	Indiana
MPT of Boise, LLC	Delaware	Idaho
MPT of Boise Hospital, LLC	Delaware	Idaho
MPT of Bossier City, LLC	Delaware	Louisiana
MPT of Bristol, LLC	Delaware	Connecticut
MPT of Brodie FCER, LLC	Delaware	Texas
MPT of Broomfield FCER, LLC	Delaware	Colorado
MPT of Brownsville, LLC	Delaware	Texas
MPT of Brownsville Hospital, LLC	Delaware	Texas
MPT of Carrollton AD, LLC	Delaware	Texas
MPT of Casper, LLC	Delaware	Wyoming
MPT of Casper Hospital, LLC	Delaware	Wyoming
MPT of Cedar Hill FCER, LLC	Delaware	Texas
MPT of Champion Forest FCER, LLC	Delaware	Texas
MPT of Chandler FCER, LLC	Delaware	Arizona
MPT of Cheraw, LLC	Delaware	South Carolina
MPT of Chino, LLC	Delaware	California
MPT of Clear Lake, LLC	Delaware	Texas
MPT of Clear Lake, L.P.	Delaware	Texas
MPT of Comal County, LLC	Delaware	Texas
MPT of Comal County Hospital, LLC	Delaware	Texas
MPT of Commerce City FCER, LLC	Delaware	Colorado
MPT of Converse FCER, LLC	Delaware	Texas
MPT of Corinth, LLC	Delaware	Texas
MPT of Corinth, L.P.	Delaware	Texas
MPT Corinth Hospital, LLC	Delaware	—
MPT of Corpus Christi, LLC	Delaware	Texas
MPT of Corpus Christi Hospital, LLC	Delaware	Texas
MPT of Covington, LLC	Delaware	Louisiana
MPT Covington TRS, Inc.	Delaware	Louisiana
MPT of Dallas, LLC	Delaware	Texas
MPT of Dallas LTACH, LLC	Delaware	Texas (as “MPT of Dallas LTACH GP, LLC”)
MPT of Dallas LTACH, L.P.	Delaware	Texas
MPT of Desoto, LLC	Delaware	Texas
MPT of Desoto, L.P.	Delaware	Texas
MPT Desoto Hospital, LLC	Delaware	Texas
MPT of Detroit, LLC	Delaware	Michigan
MPT Development Services, Inc.	Delaware	Alabama
MPT DS Equipment Holding, LLC	Delaware	Alabama

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT of Enfield, LLC	Delaware	Connecticut
MPT of Fairmont-Alecto, LLC	Delaware	West Virginia
MPT of Fairmont-Alecto Hospital, LLC	Delaware	West Virginia
MPT Finance Corporation	Delaware	—
MPT of Firestone FCER, LLC	Delaware	Colorado
MPT of Florence, LLC	Delaware	Arizona
MPT of Fort Worth FCER, LLC	Delaware	Texas
MPT of Fountain FCER, LLC	Delaware	Colorado
MPT of Frisco FCER, LLC	Delaware	Texas
MPT of Ft. Lauderdale, LLC	Delaware	Florida
MPT of Garden Grove Hospital, LLC	Delaware	California
MPT of Garden Grove Hospital, L.P.	Delaware	California
MPT of Garden Grove MOB, LLC	Delaware	California
MPT of Garden Grove MOB, L.P.	Delaware	California
MPT of Gilbert, LLC	Delaware	Arizona
MPT of Glendale FCER, LLC	Delaware	Arizona
MPT of Greenwood, LLC	Delaware	South Carolina
MPT of Greenwood Hospital, LLC	Delaware	South Carolina
MPT of Hammond, LLC	Delaware	Louisiana
MPT Hammond Hospital, LLC	Delaware	Louisiana
MPT of Hausman, LLC	Delaware	Texas
MPT of Hillsboro, LLC	Delaware	Texas
MPT of Hillsboro, L.P.	Delaware	Texas
MPT of Hoboken Hospital, LLC	Delaware	—
MPT of Hoboken Real Estate, LLC	Delaware	New Jersey
MPT of Hoboken TRS, LLC	Delaware	New Jersey
MPT of Hoover-Medical West, LLC	Delaware	Alabama
MPT of Houston-Eldridge FCER, LLC	Delaware	Texas
MPT of Idaho Falls, LLC	Delaware	Idaho
MPT of Inglewood, LLC	Delaware	California
MPT of Inglewood, L.P.	Delaware	California
MPT of Johnstown, LLC	Delaware	Colorado
MPT of Johnstown Hospital , LLC	Delaware	Colorado
MPT JV GmbH & Co. KG	Germany	—
MPT JV Holdco Sarl	Luxembourg	—
MPT JV Verwaltungs GmbH	Germany	—
MPT of Kansas City, LLC	Delaware	Missouri
MPT of Lafayette, LLC	Delaware	Indiana
MPT of Lafayette Hospital, LLC	Delaware	Indiana
MPT of Laredo, LLC	Delaware	Texas
MPT of Laredo Hospital, LLC	Delaware	Texas
MPT of Las Cruces	Delaware	New Mexico
MPT of Las Cruces Hospital, LLC	Delaware	New Mexico
MPT of Leavenworth, LLC	Delaware	Kansas
MPT Legacy of Montclair, LLC	Delaware	New Jersey
MPT of Little Elm FCER, LLC	Delaware	Texas
MPT of Los Angeles, LLC	Delaware	—
MPT of Los Angeles, L.P.	Delaware	California
MPT of Luling, LLC	Delaware	Texas (as “Delaware MPT of Luling, LLC”)
MPT of Luling, L.P.	Delaware	Texas
MPT of Mesa, LLC	Delaware	Arizona
MPT of Mesquite, LLC	Delaware	Texas
MPT of Mesquite Hospital, LLC	Delaware	Texas
MPT of Missouri City-Dulles FCER, LLC	Delaware	Texas
MPT of Missouri City FCER, LLC	Delaware	Texas
MPT of Mountain View, LLC	Delaware	—
MPT of Nacogdoches FCER, LLC	Delaware	Texas
MPT of New Braunfels, LLC	Delaware	Texas
MPT New Braunfels Hospital, LLC	Delaware	Texas

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT of Newington, LLC	Delaware	Connecticut
MPT of North Cypress, LLC	Delaware	Texas (as “Delaware MPT of North Cypress Texas, LLC”)
MPT of North Cypress, L.P.	Delaware	Texas
MPT of North Gate FCER, LLC	Delaware	Colorado
MPT of Ogden, LLC	Delaware	Utah
MPT of Ogden Hospital, LLC	Delaware	Utah
MPT of Olympia, LLC	Delaware	—
MPT Operating Partnership, L.P.	Delaware	Massachusetts, Alabama, New York, Kansas
MPT of Overlook Parkway, LLC	Delaware	Texas
MPT of Paradise Valley, LLC	Delaware	California
MPT of Paradise Valley, L.P.	Delaware	California
MPT of Pearland FCER, LLC	Delaware	Texas
MPT of Petersburg, LLC	Delaware	Virginia
MPT of Poplar Bluff, LLC	Delaware	Missouri
MPT of Port Arthur, LLC	Delaware	Texas
MPT of Portland, LLC	Delaware	Oregon
MPT of Post Falls, LLC	Delaware	Idaho
MPT of Post Falls Hospital, LLC	Delaware	Idaho
MPT of Prescott Valley, LLC	Delaware	Arizona
MPT of Prescott Valley Hospital, LLC	Delaware	Arizona
MPT of Providence, LLC	Delaware	Rhode Island
MPT of Provo, LLC	Delaware	Utah
MPT of Provo Hospital, LLC	Delaware	Utah
MPT of Redding, LLC	Delaware	California
MPT of Reno, LLC	Delaware	Nevada
MPT RHM Achertal Sarl	Luxembourg	—
MPT RHM Adelsberg Sarl	Luxembourg	—
MPT RHM Aukammtal Sarl	Luxembourg	—
MPT RHM Bad Lausick Sarl	Luxembourg	—
MPT RHM Bad Sulze Sarl	Luxembourg	—
MPT RHM Berggiesshubel Sarl	Luxembourg	—
MPT RHM Bernkastel Sarl	Luxembourg	—
MPT RHM Braunfels Sarl	Luxembourg	—
MPT RHM Buchberg Sarl	Luxembourg	—
MPT RHM Burg Landshut Sarl	Luxembourg	—
MPT RHM Burggraben Sarl	Luxembourg	—
MPT RHM Christiaan S.a.r.l.	Luxembourg	—
MPT RHM Flachsheide Sarl	Luxembourg	—
MPT RHM Flechtingen Sarl	Luxembourg	—
MPT RHM Flechtingen II Sarl	Luxembourg	—
MPT RHM Fontana S.a.r.l.	Luxembourg	—
MPT RHM Franz-Alexander Sarl	Luxembourg	—
MPT RHM Gottleuba Sarl	Luxembourg	—
MPT RHM Grunheide Sarl	Luxembourg	—
MPT RHM Gunzenbach Sarl	Luxembourg	—
MPT RHM Gyhum Sarl	Luxembourg	—
MPT RHM Heidelberg Sarl	Luxembourg	—
MPT RHM Heiligendamm Sarl	Luxembourg	—
MPT RHM Heinrich Mann Sarl	Luxembourg	—
MPT RHM Hillersbach S.a.r.l.	Luxembourg	—
MPT RHM Hohenfeld Sarl	Luxembourg	—
MPT RHM Hohenlohe Sarl	Luxembourg	—
MPT RHM Holdco S.a.r.l.	Luxembourg	—
MPT RHM Hoppegarten Sarl	Luxembourg	—
MPT RHM Ilmtal Sarl	Luxembourg	—
MPT RHM Kaiserberg Sarl	Luxembourg	—
MPT RHM Kalbe Sarl	Luxembourg	—
MPT RHM Kinzigtal Sarl	Luxembourg	—
MPT RHM Kladow Sarl	Luxembourg	—

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
MPT RHM Klaus S.a.r.l.	Luxembourg	—
MPT RHM Lobenstein Sarl	Luxembourg	—
MPT RHM Magdeburg Sarl	Luxembourg	—
MPT RHM Moselhohe Sarl	Luxembourg	—
MPT RHM Moselschleife Sarl	Luxembourg	—
MPT RHM Park Oeynhausen Sarl	Luxembourg	—
MPT RHM Park S.a.r.l.	Luxembourg	—
MPT RHM Quellbrun Sarl	Luxembourg	—
MPT RHM Schlangenbad Sarl	Luxembourg	—
MPT RHM Sonnenwende S.a.r.l.	Luxembourg	—
MPT RHM St. George Bad Durrheim Sarl	Luxembourg	—
MPT RHM St. George Bad Krotzingen Sarl	Luxembourg	—
MPT RHM St. George Nordrach Sarl	Luxembourg	—
MPT RHM Sudpark Sarl	Luxembourg	—
MPT RHM Tennstedt Sarl	Luxembourg	—
MPT RHM TRS Sarl	Luxembourg	—
MPT RHM Vesalius S.a.r.l.	Luxembourg	—
MPT RHM Weserklinik Sarl	Luxembourg	—
MPT RHM Wismar Sarl	Luxembourg	—
MPT of Richardson, LLC	Delaware	Texas
MPT of Richardson, L.P.	Delaware	Texas
MPT of Rosenberg FCER, LLC	Delaware	Texas
MPT of Round Rock, LLC	Delaware	Texas
MPT of Round Rock, L.P.	Delaware	Texas
MPT of Roxborough, LLC	Delaware	Pennsylvania
MPT of Roxborough, L.P.	Delaware	Pennsylvania
MPT of San Dimas Hospital, LLC	Delaware	California
MPT of San Dimas Hospital, L.P.	Delaware	California
MPT of San Dimas MOB, LLC	Delaware	California
MPT of San Dimas MOB, L.P.	Delaware	California
MPT of Shasta, LLC	Delaware	California
MPT of Shasta, L.P.	Delaware	California
MPT of Shenandoah, LLC	Delaware	Texas
MPT of Shenandoah, L.P.	Delaware	Texas
MPT of Sherman-Alecto, LLC	Delaware	Texas
MPT of Spartanburg, LLC	Delaware	South Carolina
MPT of Spartanburg Hospital, LLC	Delaware	South Carolina
MPT of Southern California, LLC	Delaware	California
MPT of Southern California, L.P.	Delaware	California
MPT of Springfield, LLC	Delaware	Massachusetts
MPT of Summerwood FCER, LLC	Delaware	Texas
MPT of Surprise FCER, LLC	Delaware	Arizona
MPT of Thornton FCER, LLC	Delaware	Colorado
MPT of Tomball, LLC	Delaware	Texas (as “MPT of Tomball GP, LLC”)
MPT of Tomball, L.P.	Delaware	Texas
MPT of Twelve Oaks, LLC	Delaware	Texas
MPT of Twelve Oaks, L.P.	Delaware	Texas
MPT UK Holdco S.a.r.l.	Luxembourg	—
MPT of Victoria, LLC	Delaware	Texas (as “Delaware MPT of Victoria, LLC”)
MPT of Victoria, L.P.	Delaware	Texas
MPT of Victorville, LLC	Delaware	California
MPT of Victory Lakes FCER, LLC	Delaware	Texas
MPT of Warwick, LLC	Delaware	Rhode Island

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation

MPT of West Anaheim, LLC	Delaware	California
MPT of West Anaheim, L.P.	Delaware	California
MPT of West Monroe, LLC	Delaware	Louisiana
MPT of Westover Hills, LLC	Delaware	Texas
MPT of West Valley City, LLC	Delaware	Utah
MPT of Wichita, LLC	Delaware	Kansas
MPT of Wyandotte County, LLC	Delaware	Kansas
Wichita Health Associates Limited Partnership	Delaware	Kansas
MPT of Bucks County, LLC	Delaware	Pennsylvania
MPT of Bucks County, LP	Delaware	Pennsylvania
MPT of Toledo Hospital, LLC	Delaware
MPT of Sherman-Alecto Hospital, LLC	Delaware	Texas
MPT of Denver 48th FCER, LLC	Delaware	Colorado
MPT of McKinney FCER, LLC	Delaware	Texas
MPT of Gilbert FCER, LLC	Delaware	Arizona
MPT of Conroe FCER, LLC	Delaware	Texas
MPT of Houston Vintage AD, LLC	Delaware	Texas
MPT of Blue Springs, LLC	Delaware	Missouri
MPT of Missouri, LLC	Delaware	Missouri
N650MP, LLC	Delaware	Alabama
MPT of Aurora FCER, LLC	Delaware	Colorado
MPT of Weslaco, LLC	Delaware	Texas
MPT of Weslaco Hospital, LLC	Delaware	Texas
MPT of Chandler-Ray FCER, LLC	Delaware	Arizona
MPT of Highland Village FCER, LLC	Delaware	Texas
MPT Europe Opportunities, LLC	Delaware
MPT of Helotes FCER, LLC	Delaware	Texas
MPT of Parker FCER, LLC	Delaware	Colorado
MPT of Cinco Ranch FCER, LLC	Delaware	Texas
MPT of Lubbock, LLC	Delaware	Texas
MPT of Lubbock Hospital, LLC	Delaware	Texas
MPT of Frisco-Eldorado FCER, LLC	Delaware	Texas
MPT of Mesa-Eastmark AD, LLC	Delaware	Arizona
MPT of Fairfield FCER, LLC	Delaware	Texas
MPT of Goodyear FCER, LLC	Delaware	Arizona
MPT Camero Opco, LLC	Delaware
Capella Health Holdings, LLC	Delaware
Capella Holdings Acquisition Subs, Inc.	Delaware
MPT of Hartsville-Capella, LLC	Delaware	South Carolina
MPT of Hartsville-Capella Hospital, LLC	Delaware	South Carolina
MPT of Hot Springs-Capella, LLC	Delaware	Arkansas
MPT of Hot Springs-Capella Hospital, LLC	Delaware	Arkansas
MPT of Lawton-Capella, LLC	Delaware	Oklahoma
MPT of Lawton-Capella Hospital, LLC	Delaware	Oklahoma
MPT of McMinnville-Capella, LLC	Delaware	Oregon
MPT of McMinnville-Capella Hospital, LLC	Delaware	Oregon
MPT of Muskogee-Capella, LLC	Delaware	Oklahoma
MPT of Muskogee-Capella Hospital, LLC	Delaware	Oklahoma
MPT of Olympia-Capella, LLC	Delaware	Washington
MPT of Olympia-Capella Hospital, LLC	Delaware	Washington
MPT of Russellville-Capella, LLC	Delaware	Arkansas
MPT of Russellville-Capella Hospital, LLC	Delaware	Arkansas
MPT of Longmont FCER, LLC	Delaware	Colorado
MPT of Port Huron, LLC	Delaware	Michigan
MPT of Frisco-Custer FCER, LLC	Delaware	Texas
MPT of Creekside FCER, LLC	Delaware	Texas
MPT of Morris, LLC	Delaware	New Jersey
MPT of Kershaw-Capella, LLC	Delaware	South Carolina
MPT of Kershaw-Capella Hospital, LLC	Delaware	South Carolina
MPT of Desoto FCER, LLC	Delaware	Texas
MPT of Flagstaff, LLC	Delaware	Arizona
MPT of Highlands Ranch FCER, LLC	Delaware	Colorado
MPT of Marrero FCER, LLC	Delaware	Louisiana